THE RBB FUND, INC.

Robeco Investment Funds

Robeco Boston Partners Small Cap Value Fund II

Robeco Boston Partners All-Cap Value Fund

Robeco Boston Partners Long/Short Equity Fund

Robeco Boston Partners Long/Short Research Fund

Robeco WPG Small/Micro Cap Value Fund

Robeco Boston Partners Global Equity Fund

Robeco Boston Partners International Equity Fund

(the “Funds”)

 (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

Supplement dated April 16, 2013

to the Institutional and Investor Class Prospectuses

dated December 31, 2012

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

ORIX Corporation, an integrated financial services group based in Tokyo, Japan, is expected to acquire a majority of the equity interest of Robeco Groep N.V., the parent company of Robeco Investment Management, Inc. (“Robeco”), in the second or third quarter of 2013.  Robeco is the investment adviser to the Funds, which are separate investment portfolios of The RBB Fund, Inc. (the “Company”).  Following the transaction, it is anticipated that Robeco will retain its name, senior management team and substantially all of the personnel currently providing services to the Funds.

Pursuant to the terms of the current investment advisory agreements between Robeco and the Company, on behalf of each of the Funds, the proposed transaction would be considered an assignment of the current investment advisory agreements, resulting in their automatic termination. On April 15, 2013, the Board of Directors of the Company approved interim advisory agreements and a new investment advisory agreement with Robeco, on behalf of each of the Funds. The new investment advisory agreement contains substantially similar terms as the current investment advisory agreements with Robeco, including identical advisory fees.  Upon consummation of the proposed transaction, Robeco will continue to provide investment advisory services to each Fund pursuant to the new advisory agreement, provided that such advisory agreement has been approved by Fund shareholders.  The interim advisory agreements will become effective with respect to a Fund if the proposed transaction is consummated prior to shareholder approval of the new advisory agreement with respect to such Fund.  Each interim advisory agreement provides that, for up to 150 days following the date of the consummation of the transaction, Robeco will continue to act as investment adviser to the Fund on substantially the same terms and with the identical fee structure as the current investment advisory agreement until the new advisory agreement is approved by shareholders.

A special meeting of shareholders of the Funds will be held at which shareholders will be asked to consider and approve the new investment advisory agreement.  Shareholders of record of each Fund as of the record date will be entitled to vote and should expect to receive a proxy statement providing more information about the new investment advisory agreement.

Please retain this Supplement for future reference.